MASTER EXCHANGE AGREEMENT

This master exchange agreement (this “Agreement”) is entered into as of December 19, 2024, between AllianceBernstein L.P., a Delaware limited partnership (“AB”), and Equitable Holdings, Inc., a Delaware corporation (“EQH”).
WHEREAS, EQH and certain of its wholly-owned subsidiaries (EQH and such subsidiaries, “EQH Owners”) are owners of units representing assignments of beneficial ownership of limited partnership interests (“AB Holding Units”) in AllianceBernstein Holding L.P., a Delaware limited partnership (“Holding”) and EQH Owners may from time to time during the term of this Agreement acquire ownership of additional AB Holding Units; and

WHEREAS, EQH (on behalf of itself and the other EQH Owners) and AB desire to exchange AB Holding Units for units representing assignments of beneficial ownership of limited partnership interests in AB (“AB Units”) from time to time during the term of this Agreement, upon the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each of AB and EQH (each, a “Party” and, collectively, the “Parties”) agree as follows:

ARTICLE I PURCHASE AND SALE

Section 1.1 Exchange of Units. Subject to the terms and conditions of this Agreement, at one or more Closings (as defined below), (a) AB shall issue, sell and deliver during the term of this Agreement up to 10 million AB Units to EQH or to such other EQH Owner as EQH may designate (the “New Units”), and (b) EQH shall deliver, or cause such other designated EQH Owner to deliver, in exchange therefore an equal number of AB Holding Units to AB (the “Exchange Units”). The identity of the EQH Owners and the number of Exchange Units to be exchanged by each EQH Owner at each Closing shall be as mutually agreed upon by EQH and the Partnership and shall be set forth in writing in the form provided as Exhibit A (“Exchange Notice”), which shall become effective and binding hereunder upon execution by each of the Partnership and EQH; provided, however that at the first Closing, (a) AB shall issue, sell and deliver 3,766,838 AB Units to EQH and 1,444,356 AB Units to Alpha Units Holdings, Inc. (“Alpha”), and (b) EQH shall deliver in exchange therefore 3,766,838 AB Holding Units to AB and shall cause Alpha to deliver in exchange therefore 1,444,356 AB Holding Units to AB.

Section 1.2 Closing; Closing Date. Closing (each, a “Closing”) of the exchanges under Section 1.1 shall take place remotely via the exchange of documents and signatures at 9:00 a.m. (New York City time) on such date as EQH and the Partnership designate in the applicable Exchange Notice (each, a “Closing Date”), subject to the satisfaction or waiver of the conditions to the obligations of EQH and AB set forth in Sections 4 and 5, respectively; provided, however, that the first Closing shall occur concurrently with the execution and delivery of this Agreement, subject to the satisfaction or waiver of the conditions to the obligations of EQH and AB set forth in Sections 4 and 5, respectively.

Section 1.3 Deliveries. At each Closing, (a) EQH shall deliver or cause the applicable EQH Owner to deliver to AB certificates (which for purposes of this Agreement shall include book-entry account statements related to the ownership of AB Holding Units) representing the applicable Exchange Units along with an appropriate unit transfer instrument duly executed in blank and (b) AB shall deliver to EQH or such applicable EQH Owner certificates (which for purposes of this Agreement shall include book-entry account statements related to the ownership of AB Units) representing the New Units, free and clear of all liens, claims, charges, restrictions and other encumbrances of any nature whatsoever, other than restrictions under the Amended and Restated Limited Partnership Agreement of AB, as amended to date (the “LPA”), and applicable securities law restrictions.

Section 1.4 Determinations. In connection with each Closing occurring after the date hereof, AB shall use commercially reasonable efforts to obtain an Assignment Determination, Limited Liability Determination and Tax Determination (as those terms are defined in the LPA) with respect to the applicable issuance of AB Units occurring at such Closing.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF AB

AB represents and warrants to EQH and each EQH Owner as follows as of the date hereof and as of each Closing:

Section 2.1 Capacity of AB. AB is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited liability company power and authority required to enter into, deliver and perform its obligations under this Agreement.

Section 2.2 Authorization of Agreement. AB has full right, authority and power under the LPA to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by AB of this Agreement, the performance by AB of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary company action of AB, and no other company action on the part of AB is required in connection herewith. This Agreement has been duly and validly executed and delivered by AB and constitutes a legal, valid and binding obligation of AB, enforceable against AB except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 2.3 Valid Issuance of Units. The New Units, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly authorized and validly issued under the LPA and will be delivered free of liens, claims, charges, restrictions and other encumbrances of any nature whatsoever other than pursuant to the terms of the LPA and restrictions on transfer under applicable state and federal securities laws. Based in part on the accuracy of the representations of EQH in Section 3.4 of this Agreement, the offer, sale and issuance of the New Units to be issued pursuant to this Agreement will be issued in compliance with all applicable federal and state securities laws.

Section 2.4 Approvals and Consents. No approvals or consents of, or applications or notices to, third persons or entities are necessary for the lawful consummation by AB of the transactions contemplated by this Agreement.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF EQH

EQH represents and warrants to AB as follows as of the date hereof and as of each Closing:

Section 3.1 Capacity of EQH; Ownership.

(a)EQH is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to enter into, deliver and perform its obligations under this Agreement.

(b)EQH or the applicable EQH Owner is the record and beneficial owner (as defined in Section 13d-3 adopted by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of the Exchange Units, which will be delivered free of liens, claims, charges, restrictions and other encumbrances of any nature whatsoever other than pursuant to the terms of the Amended and Restated Limited Partnership Agreement of AB Holding, as amended to date, and restrictions on transfer under applicable state and federal securities laws.

Section 3.2 Authorization of Agreement. EQH has full right, authority and power under its governing documents to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by EQH of this Agreement, the performance by EQH of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of EQH, and no other company action on the part of EQH is required in connection herewith. This Agreement has been duly and validly executed and delivered by EQH and constitutes a legal, valid and binding obligation of EQH, enforceable against EQH except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. EQH is the sole direct or indirect equity owner of each EQH Owner and has the ability to cause each EQH Owner to take the actions contemplated hereunder.

Section 3.3 Approvals and Consents. No approvals or consents of, or applications or notices to, third persons or entities are necessary for the lawful consummation by EQH or any other EQH Owner of the transactions contemplated by this Agreement.

Section 3.4 Securities Law Matters.
(a)EQH hereby confirms that the New Units to be acquired by EQH or any other EQH Owner will be acquired for investment for the account of EQH or such other EQH Owner, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that neither EQH nor any other EQH Owner has any present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, EQH further represents that neither EQH nor any other EQH Owner presently has any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the New Units.

(b)EQH and each EQH Owner understands that the New Units have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of EQH’s representations regarding EQH and each EQH Owner as expressed herein. EQH understands that the New Units are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, EQH or the applicable EQH Owner must hold the New Units indefinitely unless they are registered with the Securities and Exchange Commission or an exemption from such registration requirement is available. EQH acknowledges that AB has no obligation to register the New Units. The New Units and any securities issued in respect of or exchange for the New Units, may bear any legend required by the securities laws of any state to the extent such laws are applicable to the New Units represented by the certificate so legended.

ARTICLE IV
CONDITIONS TO OBLIGATIONS OF EQH

The obligations of EQH and any EQH Owner under this Agreement shall be subject to the satisfaction on or before the applicable Closing Date of each of the following conditions unless previously waived in writing by EQH:

Section 5.1 Representations and Warranties of AB to be True. The representations and warranties contained in Article 2 shall be true and accurate in all respects as of the applicable Closing Date as if made on that date.

Section 5.2 No Prohibitions. No order of any court or any administrative agency or law shall be in effect which restrains or prohibits the transactions contemplated by this Agreement.

ARTICLE VI CONDITIONS TO OBLIGATIONS OF AB

The obligations of AB under this Agreement shall be subject to the satisfaction on or before the applicable Closing Date of each of the following conditions unless previously waived in writing by AB:

Section 6.1 Representations and Warranties of EQH to be True. The representations and warranties contained in Section 3 shall be true and accurate in all respects as of the applicable Closing Date as if made on that date.

Section 6.2 No Prohibitions. No order of any court or any administrative agency or law shall be in effect which restrains or prohibits the transactions contemplated by this Agreement.

Section 6.2 Determinations. Other than the Closing occurring on the date hereof, AB shall have received an Assignment Determination, Limited Liability Determination and a Tax Determination (as those terms are defined in the LPA) with respect to the issuance of AB Units occurring at such Closing.

ARTICLE VII GENERAL PROVISIONS

Section 7.1 Waiver of Terms. Any of the terms or conditions of this Agreement may be waived at any time by the Party or Parties entitled to the benefit thereof, but only by a written notice signed by the Party or Parties waiving such terms or conditions.

Section 7.2 Amendment of Agreement. This Agreement may be amended, supplemented or modified at any time only by a written instrument duly executed by all the Parties hereto.

Section 7.3 Contents of Agreement; Integration; Parties in Interest; Assignment, etc. This Agreement and the documents referred to herein set forth the entire understanding of the Parties with respect to the subject matter hereof. Any previous agreements or understandings relating to the subject matter hereof are merged into and superseded by this Agreement. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of and, to the extent provided herein, be enforceable by the respective successors and assigns of the Parties.

Section 7.4 Governing Law; Jurisdiction. This Agreement and the legal relations between the Parties shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. Any judicial proceedings with respect to this Agreement shall be brought in the Delaware Court of Chancery or, in the event that the Delaware Court of Chancery lacks jurisdiction, any federal court in the State of Delaware, and by execution and delivery of this Agreement, each Party accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate courts, and irrevocably agrees to be bound by any judgment rendered thereby.

Section 7.5 Severability. In the event that any portion of this Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this Agreement and the remaining parts hereof shall remain in full force and effect as fully as if those such invalid, illegal or unenforceable portions had never been a part of this Agreement.

Section 7.6 Notices. Any notice that a Party is required or permitted to give pursuant to this Agreement shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or five days after being mailed by certified or registered mail, with appropriate postage prepaid, or when received in the form of email transmission, and shall be directed to the address or email address, as applicable, set forth below (or at such other address or email address as such Party shall designate by like notice):

If to AB:

AllianceBernstein L.P. 501 Commerce Street
Nashville, TN 37203

Attention: Mark Manley

If to EQH:

Equitable Holdings, Inc. 1345 Avenue of the Americas New York, NY 10105
Attention: Ralph Petruzzo

Section 7.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same agreement.

Section 7.8 Expenses. EQH and AB shall each pay its own taxes, costs and expenses (without limitation, costs, expenses and fees of its investment bankers, legal counsel, accountants, financial advisors, and other consultants and agents) in the negotiation, preparation and implementation of this Agreement and all transactions contemplated herein.

Section 7.9 Cooperation. Each of the Parties hereby agrees to execute such documents and do all other acts as may be reasonably necessary and within such Party’s control to carry out the purposes and intent of this Agreement.

Section 7.10 No Third Party Beneficiaries. This Agreement shall not convey any rights on a person not a party hereto.

Section 7.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party; provided, however, that EQH shall have the right to assign this Agreement and any of the rights (but not the obligations) hereunder to any subsidiary thereof.

Section 7.12 Term. This Agreement shall commence on the date first set forth above and terminate as of the earlier of the second anniversary of the date hereof or the date on which 10 million AB Holding Units shall have been exchanged for AB Units.

[Signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the day and year first written above.

ALLIANCE BERNSTEIN L.P.

By: /s/ Mark Manley
Name: Mark Manley
Title: General Counsel and Corporate Secretary

EQUITABLE HOLDINGS, INC.

By: /s/ Peter Tian
Name: Peter Tian
Title: Treasurer

[Signature Page to Exchange Agreement]

Exhibit A: Exchange Notice

Closing Date	EQH Owner	Exchange Units

By executing below, EQH and the Partnership each agree to effect the transactions contemplated by the Agreement and this Exchange Notice.

ALLIANCE BERNSTEIN L.P.

By: Name:
Title:

EQUITABLE HOLDINGS, INC.

By: Name:
Title: